Exhibit 99.2
UNAUDITED SELECTED ADJUSTED NON-GAAP FINANCIAL INFORMATION
The following unaudited selected adjusted non-GAAP financial information of Trane Technologies plc (the "Company", "we" or "our") for the quarters ended March 31, June 30, September 30, and December 31 of 2019 and 2018 was derived from the unaudited recast financial information presented in Exhibit 99.1 to this Current Report on Form 8-K, and further adjusted as described under "Non-GAAP Financial Information" below and the footnotes to the tables.
Non-GAAP Financial Information
The Company reports its financial results in accordance with generally accepted accounting principles in the United States ("GAAP"). The unaudited selected adjusted non-GAAP financial information provides adjusted non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the GAAP financial measures.
The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.
We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We believe that it is meaningful to provide the relative impact of restructuring and financing charges and the corresponding tax impact in order to present a better understanding of our results on a period to period comparative basis.
The non-GAAP financial measures assist investors with analyzing our business results. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management. As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.
The following unaudited selected adjusted non-GAAP financial information should be read in conjunction with the historical consolidated financial statements of the Company, the accompanying notes to those financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and 2019, for the six months ended June 30, 2019 and for the nine months ended September 30, 2019 and in the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

TRANE TECHNOLOGIES PLC
2019 UNAUDITED SELECTED ADJUSTED NON-GAAP FINANCIAL INFORMATION

	For the quarter ended March 31, 2019
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$2,803.7	$—		$2,803.7
Operating income	236.5	6.1	(b)	242.6
Operating margin	8.4%			8.7%
Earnings from continuing operations before income taxes	167.5	6.1	(b)	173.6
Provision for income taxes	(20.2)	(1.1)	(d)	(21.3)
Tax rate	12.1%			12.3%
Net earnings from continuing operations attributable to Trane Technologies plc	$144.2	$5.0	(h)	$149.2
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$0.59	$0.02		$0.61
Weighted-average number of common shares outstanding
Diluted	245.2	—		245.2

	For the quarter ended June 30, 2019
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$3,617.6	$—		$3,617.6
Operating income	566.9	13.3	(b)	580.2
Operating margin	15.7%			16.0%
Earnings from continuing operations before income taxes	504.5	13.3	(b)	517.8
Provision for income taxes	(91.9)	(2.3)	(d)	(94.2)
Tax rate	18.2%			18.2%
Net earnings from continuing operations attributable to Trane Technologies plc	$409.1	$11.0	(h)	$420.1
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$1.67	$0.05		$1.72
Weighted-average number of common shares outstanding
Diluted	244.9	—		244.9

See Notes to Unaudited Selected Adjusted Non-GAAP Financial Information

TRANE TECHNOLOGIES PLC
2019 UNAUDITED SELECTED ADJUSTED NON-GAAP FINANCIAL INFORMATION (CONTINUED)

	For the quarter ended September 30, 2019
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$3,470.9	$—		$3,470.9
Operating income	536.5	16.6	(b)	553.1
Operating margin	15.5%			15.9%
Earnings from continuing operations before income taxes	466.8	16.6	(b)	483.4
Provision for income taxes	(80.5)	(3.0)	(d)	(83.5)
Tax rate	17.2%			17.3%
Net earnings from continuing operations attributable to Trane Technologies plc	$382.6	$13.6	(h)	$396.2
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$1.57	$0.05		$1.62
Weighted-average number of common shares outstanding
Diluted	244.6	—		244.6

	For the quarter ended December 31, 2019
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$3,183.7	$—		$3,183.7
Operating income	330.2	16.6	(b)	346.8
Operating margin	10.4%			10.9%
Earnings from continuing operations before income taxes	260.1	16.6	(b)	276.7
Provision for income taxes	(46.0)	(2.6)	(d)(e)	(48.6)
Tax rate	17.7%			17.6%
Net earnings from continuing operations attributable to Trane Technologies plc	$209.2	$14.0	(h)	$223.2
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$0.86	$0.06		$0.92
Weighted-average number of common shares outstanding
Diluted	242.9	—		242.9

See Notes to Unaudited Selected Adjusted Non-GAAP Financial Information

TRANE TECHNOLOGIES PLC
2018 UNAUDITED SELECTED ADJUSTED NON-GAAP FINANCIAL INFORMATION

	For the quarter ended March 31, 2018
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$2,609.8	$—		$2,609.8
Operating income	183.5	8.7	(b)	192.2
Operating margin	7.0%			7.4%
Earnings from continuing operations before income taxes	106.5	25.3	(b)(c)	131.8
Provision for income taxes	(16.8)	(5.6)	(d)	(22.4)
Tax rate	15.8%			17.0%
Net earnings from continuing operations attributable to Trane Technologies plc	$86.9	$19.7	(h)	$106.6
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$0.35	$0.07		$0.42
Weighted-average number of common shares outstanding
Diluted	253.0	—		253.0

	For the quarter ended June 30, 2018
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$3,493.8	$—		$3,493.8
Operating income	519.1	5.6	(b)	524.7
Operating margin	14.9%			15.0%
Earnings from continuing operations before income taxes	466.2	5.6	(b)	471.8
Provision for income taxes	(98.5)	0.1	(d)(f)	(98.4)
Tax rate	21.1%			20.9%
Net earnings from continuing operations attributable to Trane Technologies plc	$364.2	$5.7	(h)	$369.9
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$1.46	$0.02		$1.48
Weighted-average number of common shares outstanding
Diluted	250.1	—		250.1

See Notes to Unaudited Selected Adjusted Non-GAAP Financial Information

TRANE TECHNOLOGIES PLC
2018 UNAUDITED SELECTED ADJUSTED NON-GAAP FINANCIAL INFORMATION (CONTINUED)

	For the quarter ended September 30, 2018
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$3,238.7	$—		$3,238.7
Operating income	476.3	15.3	(b)	491.6
Operating margin	14.7%			15.2%
Earnings from continuing operations before income taxes	420.2	15.3	(b)	435.5
Provision for income taxes	17.6	(89.9)	(d)(f)(g)	(72.3)
Tax rate	4.2%			16.6%
Net earnings from continuing operations attributable to Trane Technologies plc	$434.2	$(74.6)	(h)	$359.6
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$1.74	$(0.29)		$1.45
Weighted-average number of common shares outstanding
Diluted	249.5	—		249.5

	For the quarter ended December 31, 2018
In millions, except per share amounts	Trane Technologies	Non-GAAP Adjustments (a)	Note	As Adjusted
Net revenues	$3,001.5	$—		$3,001.5
Operating income	333.2	13.9	(b)	347.1
Operating margin	11.1%			11.6%
Earnings from continuing operations before income taxes	264.9	13.9	(b)	278.8
Provision for income taxes	(137.2)	65.7	(d)(f)(g)	(71.5)
Tax rate	51.8%			25.6%
Net earnings from continuing operations attributable to Trane Technologies plc	$122.5	$79.6	(h)	$202.1
Diluted earnings per common share
Continuing operations attributable to Trane Technologies plc	$0.50	$0.32		$0.82
Weighted-average number of common shares outstanding
Diluted	247.7	—		247.7

See Notes to Unaudited Selected Adjusted Non-GAAP Financial Information

Trane Technologies plc
Notes to Unaudited Selected Adjusted Non-GAAP Financial Information

(a)	Non-GAAP adjustments to reconcile GAAP financial information to non-GAAP financial information:

2019 Non-GAAP adjustments

	In millions	For the quarter ended
	Detail of Non-GAAP Adjustments:	Q1 2019	Q2 2019	Q3 2019	Q4 2019
(b)	Restructuring costs	$6.1	$13.3	$16.6	$16.6
(d)	Tax impact of adjustment (b)	(1.1)	(2.3)	(3.0)	(3.2)
(e)	Separation related tax costs	—	—	—	0.6
(h)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc	$5.0	$11.0	$13.6	$14.0

2018 Non-GAAP adjustments

	In millions	For the quarter ended
	Detail of Non-GAAP Adjustments:	Q1 2018	Q2 2018	Q3 2018	Q4 2018
(b)	Restructuring costs	$8.7	$5.6	$15.3	$13.9
(c)	Debt redemption premium and related charges	16.6	—	—	—
(d)	Tax impact of adjustments (b,c)	(5.6)	(1.5)	(3.3)	(3.0)
(f)	Tax Reform non-cash measurement period adjustments	—	1.6	(77.1)	66.5
(g)	U.S. discrete non-cash tax adjustment	—	—	(9.5)	2.2
(h)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc	$19.7	$5.7	$(74.6)	$79.6

The non-GAAP adjustments above exclude the financial results of Ingersoll Rand Industrial as it is presented as a discontinued operation for periods prior to February 29, 2020 (Distribution date).